[GRAPHIC]

PIONEER MID CAP VALUE FUND


ANNUAL REPORT 10/31/02


[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       7

Schedule of Investments                                              10

Financial Statements                                                 18

Notes to Financial Statements                                        25

Report of Independent Auditors                                       31

Trustees, Officers and Service Providers                             32

PIONEER MID CAP VALUE FUND

LETTER FROM THE PRESIDENT 10/31/02

DEAR SHAREOWNER,

It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words, we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

YEAR-END - THE LOGICAL TIME FOR A REVIEW

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 10/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                     89.9%
Short-Term Cash Equivalents                             8.2%
Depositary Receipts for International Stocks            1.9%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                        23.3%
Consumer Discretionary            19.4%
Industrials                       14.4%
Information Technology             9.6%
Health Care                        9.2%
Energy                             6.8%
Materials                          6.0%
Consumer Staples                   4.8%
Telecommunication Services         3.9%
Utilities                          2.6%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

  1.  Alltel Corp.                               2.73%
  2.  Imation Corp.                              2.34
  3.  Manor Care, Inc.                           2.02
  4.  CVS Corp.                                  1.91
  5.  Outback Steakhouse Inc.                    1.87
  6.  NCR Corp.                                  1.66
  7.  Storage Technology Corp.                   1.63
  8.  ConAgra, Inc.                              1.60
  9.  Waters Corp.                               1.55
 10.  J.C. Penney Co., Inc.                      1.51

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 10/31/02                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE PER SHARE     10/31/02        10/31/01
                              $  16.93        $  19.29

DISTRIBUTIONS PER SHARE        INCOME        SHORT-TERM      LONG-TERM
(10/31/01-10/31/02)            DIVIDENDS     CAPITAL GAINS   CAPITAL GAINS
                                   -             -           $ 1.3666

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's (S&P) MidCap 400 Index, the Russell Midcap Value Index and the Lipper Growth Fund Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

             NET ASSET    PUBLIC OFFERING
PERIOD         VALUE           PRICE*
10 Years       12.00%          11.34%
5 Years         2.90            1.69
1 Year         -5.99          -11.41

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000

              PIONEER
           MID CAP VALUE  S&P MIDCAP  RUSSELL MIDCAP  LIPPER GROWTH
               FUND*       400 INDEX    VALUE INDEX    FUND INDEX
10/92         $  9,425     $ 10,000      $ 10,000        $ 10,000
              $ 12,871     $ 12,153      $ 12,321        $ 11,898
10/94         $ 15,320     $ 12,442      $ 12,577        $ 12,141
              $ 18,281     $ 15,082      $ 15,401        $ 15,053
10/96         $ 20,678     $ 17,698      $ 18,659        $ 17,610
              $ 25,366     $ 23,479      $ 24,717        $ 22,607
10/98         $ 23,150     $ 25,055      $ 26,138        $ 25,744
              $ 25,470     $ 30,334      $ 27,629        $ 33,293
10/00         $ 30,566     $ 39,935      $ 30,904        $ 37,290
              $ 31,132     $ 34,963      $ 30,482        $ 25,228
10/02         $ 29,266     $ 33,293      $ 29,575        $ 21,216

   The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P MidCap 400 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/02                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE PER SHARE    10/31/02        10/31/01
                             $  15.72        $  18.14

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/01-10/31/02)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -                -           $  1.3666

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to the growth of the Standard & Poor's (S&P) MidCap 400 Index, the Russell Midcap Value Index and the Lipper Growth Fund Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                           IF        IF
PERIOD                    HELD    REDEEMED*
Life-of-Class (4/4/94)    8.82%      8.82%
5 Years                   2.09       1.96
1 Year                   -6.75     -10.22

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

GROWTH OF $10,000+

              PIONEER
           MID CAP VALUE  S&P MIDCAP  RUSSELL MIDCAP  LIPPER GROWTH
               FUND*       400 INDEX    VALUE INDEX     FUND INDEX
 4/94         $ 10,000     $ 10,000      $ 10,000        $ 10,000
10/94         $ 11,154     $ 10,323      $ 10,260        $ 10,374
              $ 13,209     $ 12,513      $ 12,563        $ 12,861
10/96         $ 14,829     $ 14,684      $ 15,222        $ 15,046
              $ 18,047     $ 19,481      $ 20,163        $ 19,315
10/98         $ 16,356     $ 20,788      $ 21,323        $ 21,996
              $ 17,847     $ 25,168      $ 22,538        $ 28,446
10/00         $ 21,246     $ 33,134      $ 25,211        $ 31,861
              $ 21,461     $ 29,009      $ 24,866        $ 21,555
10/02         $ 20,011     $ 27,623      $ 24,124        $ 18,127

+ Index comparisons begin 4/30/94. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P MidCap 400 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/02                                       CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE PER SHARE     10/31/02        10/31/01
                              $  15.61        $  18.04

DISTRIBUTIONS PER SHARE      INCOME        SHORT-TERM      LONG-TERM
(10/31/01-10/31/02)          DIVIDENDS     CAPITAL GAINS   CAPITAL GAINS
                                 -              -          $  1.3666

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to the growth of the Standard & Poor's (S&P) MidCap 400 Index, the Russell Midcap Value Index and the Lipper Growth Fund Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                          NET ASSET   PUBLIC OFFERING
PERIOD                      VALUE       PRICE/CDSC*
Life-of-Class (1/31/96)     5.17%          5.01%
5 Years                     2.01           1.81
1 Year                     -6.85          -7.77

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[CHART]

GROWTH OF $10,000

              PIONEER
           MID CAP VALUE  S&P MIDCAP  RUSSELL MIDCAP  LIPPER GROWTH
               FUND*       400 INDEX    VALUE INDEX     FUND INDEX
 1/96         $  9,900     $ 10,000      $ 10,000        $ 10,000
10/96         $ 10,344     $ 11,111      $ 11,094        $ 11,003
              $ 12,593     $ 14,740      $ 14,696        $ 14,124
10/98         $ 11,411     $ 15,729      $ 15,541        $ 16,085
              $ 12,441     $ 19,044      $ 16,427        $ 20,801
10/00         $ 14,795     $ 25,071      $ 18,374        $ 23,298
              $ 14,937     $ 21,950      $ 18,123        $ 15,762
10/02         $ 13,913     $ 20,901      $ 17,583        $ 13,255

   The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P MidCap 400 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 10/31/02                                       CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE PER SHARE     10/31/02        10/31/01
                              $  17.21        $  19.50

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/01-10/31/02)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -               -           $  1.3666

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to the growth of the Standard & Poor's (S&P) MidCap 400 Index, the Russell Midcap Value Index and the Lipper Growth Fund Index.

AVERAGE ANNUAL TOTAL RETURNS*
(As of October 31, 2002)

                           IF         IF
PERIOD                    HELD     REDEEMED
Life-of-Class (7/2/98)     1.53%      1.53%
1 Year                    -5.54      -5.54

*  Assumes reinvestment of distributions.

[CHART]

GROWTH OF $10,000+

              PIONEER
           MID CAP VALUE  S&P MIDCAP  RUSSELL MIDCAP  LIPPER GROWTH
               FUND*      400 INDEX     VALUE INDEX     FUND INDEX
 7/98         $ 10,000     $ 10,000      $ 10,000        $ 10,000
10/98         $  8,861     $  9,693      $  9,685        $  9,574
              $  9,795     $ 11,736      $ 10,237        $ 12,381
10/00         $ 11,809     $ 15,450      $ 11,451        $ 13,867
              $ 12,088     $ 13,527      $ 11,295        $  9,382
10/02         $ 11,418     $ 12,881      $ 10,956        $  7,890

+ Index comparisons begin 7/31/98. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. The Lipper Growth Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Russell Midcap Value Index is more representative of the Fund's value-oriented style than the S&P MidCap 400 Index, and the Fund will compare its performance to the Russell Midcap Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

   Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 10/31/02

Mid-cap value stocks, after performing well early, lost ground during the second half of the twelve-month period that ended October 31, 2002, as investors' growing fears about a variety of issues resulted in falling stock prices throughout the U.S. equity market. Market worries about the health of the economy, the possibility of war with Iraq and continuing controversies about corporate conduct and the accuracy of financial statements undermined stock valuations. In the following discussion, Rod Wright, who is responsible for the day-to-day portfolio supervision of Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the twelve-month period.

Q:   HOW DID THE FUND PERFORM?

A: For the twelve-month period ended October 31, 2002, the Fund's Class A shares had a total return of -5.99%, while Class B and Class C shares had returns of -6.75% and -6.85%, respectively. During the same period, the Standard & Poor's MidCap 400 Index, reflecting the performance of mid-cap stocks, declined 4.78%, while the Russell Midcap Value Index fell 2.97%.

Q:   WHAT FACTORS HAD THE GREATEST EFFECT ON FUND PERFORMANCE?

A: Mid-cap value stocks outperformed the overall market during the first six months of the period, as investors raised their hopes that the domestic economy was recovering and the world investment environment was stabilizing after the traumas associated with September 11, 2001. However, those hopes fell during the second half of the period, engulfed by a series of problems. From July through September, all types of stocks were caught in a general market correction. During this time, investors worried about a weaker-than-anticipated economy, the threat of war and the credibility of corporations, their executives and financial and investment reports. This dramatic three-month market slump was largely responsible for the negative performance by the Fund, as well as by mid-cap value stocks in general, for the full twelve months.

     The downward trend in stock prices may have started to reverse itself during October when several long-term Fund investments and some newer holdings appeared to begin to recover some of their lost value. We kept the Fund overweight in technology throughout the year, versus the Russell Midcap Value Index, and we even increased our technology positions in July after a dramatic fall in prices. This helped performance at the end of the fiscal period when technology investments began to recover in price.

     Although the Fund had negative performance during the challenging and volatile investment environment for the twelve months, it continued to outdistance the growth style of investing, as it has done over the last three years.

Q:   WHAT INVESTMENTS HAD THE GREATEST POSITIVE INFLUENCE ON PERFORMANCE?

A: The best performing stock and one of the Fund's largest holdings at the end of the period was Imation, a manufacturer of removable data storage media. This company's stock rose significantly over the twelve months of the fiscal year. Symantec, which produces internet security software products, and Adobe, the manufacturer of computer graphic packages, were two other technology stocks that did well. We invested in both of them this summer and sold them in October after their stock prices rose sharply. We also sold part of the Fund's positions in Storage Technology and Mentor Graphics after they posted healthy gains. Over the full year, the Fund's technology selections comprised the best-performing group relative to the Russell Midcap Value Index.

     Other individual stocks that did well included USA Interactive (formerly USA Networks), a media and entertainment company, Regis Corporation, the nation's largest operator of hair salons and barber shops, Lone Star Steakhouse & Saloon, Renaissance, a reinsurance firm, and Sabre Holdings, a travel reservation system. By industry, the Fund's better performance came from its holdings among industrials, insurance and electric utilities.

     However, our overweight position in health care stocks hurt, as that sector underperformed the overall market, pulled down by political controversies about the cost of prescription drugs and fears that many significant prescription drugs were nearing the end of their patent protection periods. Individual stocks that detracted from performance included Williams Companies and Aquila, two unregulated power and energy trading companies, and Alpharma, a generic drug manufacturer.

Q:   WHAT IS YOUR OUTLOOK?

A: While the direction of the overall economy and the stock market is uncertain, we believe it makes sense to invest in a diversified portfolio of mid-cap value stocks as a conservative strategy for achieving long-term growth. We intend to adhere to our discipline and focus on high quality companies whose stocks are selling at attractive prices. We believe this should position the Fund well and provide it with the potential to generate attractive growth over the long-term, especially in relation to other types of asset classes.

SCHEDULE OF INVESTMENTS 10/31/02

SHARES                                                                          VALUE
              COMMON STOCKS - 91.8%
              ENERGY - 6.2%
              INTEGRATED OIL & GAS - 1.1%
     467,200  Occidental Petroleum Corp.                              $    13,329,216
                                                                      ---------------
              OIL & GAS DRILLING - 1.1%
     256,700  ENSCO International, Inc.                               $     6,941,168
     175,000  Weatherford Intl., Inc.*                                      7,007,000
                                                                      ---------------
                                                                      $    13,948,168
                                                                      ---------------
              OIL & GAS EXPLORATION & PRODUCTION - 2.1%
     600,000  Ocean Energy Inc.                                       $    11,178,000
     600,000  Pioneer Natural Resources Co.*                               14,922,000
                                                                      ---------------
                                                                      $    26,100,000
                                                                      ---------------
              OIL & GAS REFINING, MARKETING & TRANSPORTATION - 1.9%
     325,000  Sunoco Inc.                                             $     9,743,500
     400,000  Valero Energy Corp.                                          14,084,000
                                                                      ---------------
                                                                      $    23,827,500
                                                                      ---------------
              TOTAL ENERGY                                            $    77,204,884
                                                                      ---------------
              MATERIALS - 5.6%
              COMMODITY CHEMICALS - 1.1%
     300,000  Air Products & Chemicals, Inc.                          $    13,260,000
                                                                      ---------------
              DIVERSIFIED CHEMICALS - 0.8%
     200,000  PPG Industries, Inc.                                    $     9,406,000
                                                                      ---------------
              DIVERSIFIED METALS & MINING - 2.1%
   1,000,000  Freeport-McMoRan Copper & Gold, Inc. (Class B)*         $    12,200,000
     450,000  Phelps Dodge Corp.*                                          13,959,000
                                                                      ---------------
                                                                      $    26,159,000
                                                                      ---------------
              PAPER PRODUCTS - 0.9%
     325,000  Bowater, Inc.                                           $    11,014,250
                                                                      ---------------
              PRECIOUS METALS & MINERALS - 0.7%
     350,000  Newmont Mining Corp.                                    $     8,652,000
                                                                      ---------------
              TOTAL MATERIALS                                         $    68,491,250
                                                                      ---------------
              CAPITAL GOODS - 5.8%
              AEROSPACE & DEFENSE - 0.4%
      65,000  General Dynamics Corp.                                  $     5,143,450
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

                                       10

SHARES                                                                          VALUE
              ELECTRICAL COMPONENTS & EQUIPMENT - 2.8%
     700,000  American Power Conversion Corp.*                        $     9,044,000
     450,000  Cooper Industries Ltd.                                       14,170,500
   1,400,000  Symbol Technologies, Inc.                                    12,110,000
                                                                      ---------------
                                                                      $    35,324,500
                                                                      ---------------
              INDUSTRIAL CONGLOMERATES - 1.6%
     175,000  American Standard Companies, Inc.*                      $    11,672,500
     125,000  ITT Industries, Inc.                                          8,122,500
                                                                      ---------------
                                                                      $    19,795,000
                                                                      ---------------
              INDUSTRIAL MACHINERY - 1.0%
     200,000  Deere & Co.                                             $     9,278,000
     140,000  Kaydon Corp.                                                  2,795,800
                                                                      ---------------
                                                                      $    12,073,800
                                                                      ---------------
              TOTAL CAPITAL GOODS                                     $    72,336,750
                                                                      ---------------
              COMMERCIAL SERVICES & SUPPLIES - 5.9%
              COMMERCIAL PRINTING - 1.2%
     800,000  John H. Harland Co.                                     $    15,320,000
                                                                      ---------------
              DATA PROCESSING SERVICES - 3.0%
     500,000  Amdocs Ltd.*                                            $     3,490,000
     600,000  The BISYS Group, Inc.*                                       10,740,000
     842,500  CSG Systems International, Inc.*                             10,850,558
     500,000  Equifax Inc.                                                 11,780,000
                                                                      ---------------
                                                                      $    36,860,558
                                                                      ---------------
              DIVERSIFIED COMMERCIAL SERVICES - 0.5%
     200,000  Regis Corp.                                             $     5,844,000
                                                                      ---------------
              ENVIRONMENTAL SERVICES - 1.2%
     700,000  Republic Services Inc.*                                 $    14,406,000
                                                                      ---------------
              TOTAL COMMERCIAL SERVICES & SUPPLIES                    $    72,430,558
                                                                      ---------------
              TRANSPORTATION - 1.5%
              AIRLINES - 1.0%
     850,000  Southwest Airlines Co.                                  $    12,410,000
                                                                      ---------------
              RAILROADS - 0.5%
     150,000  Canadian National Railway Co.                           $     6,400,500
                                                                      ---------------
              TOTAL TRANSPORTATION                                    $    18,810,500
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

                                       11

SHARES                                                                          VALUE
              AUTOMOBILES & COMPONENTS - 1.5%
              AUTO PARTS & EQUIPMENT - 0.7%
     800,000  Dana Corp.                                              $     8,000,000
                                                                      ---------------
              AUTOMOBILE MANUFACTURERS - 0.8%
     450,000  Cummins, Inc.                                           $    10,782,000
                                                                      ---------------
              TOTAL AUTOMOBILES & COMPONENTS                          $    18,782,000
                                                                      ---------------
              CONSUMER DURABLES & APPAREL - 4.5%
              APPAREL, ACCESSORIES & LUXURY GOODS - 1.0%
     750,000  The Limited Brands, Inc.                                $    11,752,500
                                                                      ---------------
              HOUSEWARES & SPECIALTIES - 0.4%
     100,000  Fortune Brands, Inc.                                    $     5,006,000
                                                                      ---------------
              LEISURE PRODUCTS - 1.0%
     700,000  Mattel, Inc.                                            $    12,852,000
                                                                      ---------------
              PHOTOGRAPHIC PRODUCTS - 2.1%
     650,000  Imation Corp.*                                          $    26,598,000
                                                                      ---------------
              TOTAL CONSUMER DURABLES & APPAREL                       $    56,208,500
                                                                      ---------------
              HOTELS, RESTAURANTS & LEISURE - 3.6%
              CASINOS & GAMING - 0.6%
   1,000,000  Park Place Entertainment Corp.*                         $     7,250,000
                                                                      ---------------
              RESTAURANTS - 3.0%
     625,000  Outback Steakhouse Inc.*                                $    21,281,250
     700,000  Yum Brands, Inc.                                             15,771,000
                                                                      ---------------
                                                                      $    37,052,250
                                                                      ---------------
              TOTAL HOTELS, RESTAURANTS & LEISURE                     $    44,302,250
                                                                      ---------------
              MEDIA - 2.2%
              ADVERTISING - 1.2%
     800,000  The Interpublic Group of Companies, Inc.                $     9,576,000
     100,000  Omnicom Group                                                 5,763,000
                                                                      ---------------
                                                                      $    15,339,000
                                                                      ---------------
              BROADCASTING & CABLE TV - 1.0%
     500,000  USA Interactive, Inc.*                                  $    12,645,000
                                                                      ---------------
              TOTAL MEDIA                                             $    27,984,000
                                                                      ---------------
              RETAILING - 6.0%
              COMPUTER & ELECTRONICS RETAIL - 1.5%
     250,000  Best Buy Co., Inc.*                                     $     5,152,500
     650,000  Radioshack Corp.*                                            13,585,000
                                                                      ---------------
                                                                      $    18,737,500
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

                                       12

SHARES                                                                          VALUE
              DEPARTMENT STORES - 1.4%
     900,000  J.C. Penney Co., Inc.                                   $    17,145,000
                                                                      ---------------
              GENERAL MERCHANDISE STORES - 0.9%
     527,100  BJ's Wholesale Club, Inc.*                              $    10,657,962
                                                                      ---------------
              SPECIALTY STORES - 2.2%
     413,000  Cole National Corp.*                                    $     5,777,870
   1,275,000  Foot Locker, Inc.*                                           12,495,000
     900,000  Toys "R" Us, Inc.*                                            8,991,000
                                                                      ---------------
                                                                      $    27,263,870
                                                                      ---------------
              TOTAL RETAILING                                         $    73,804,332
                                                                      ---------------
              FOOD & DRUG RETAILING - 4.4%
              DRUG RETAIL - 1.7%
     783,700  CVS Corp.                                               $    21,732,001
                                                                      ---------------
              FOOD RETAIL - 2.7%
     400,000  Albertson's, Inc.                                       $     8,924,000
     750,000  ConAgra, Inc.                                                18,187,500
     400,000  Kroger Co.*                                                   5,936,000
                                                                      ---------------
                                                                      $    33,047,500
                                                                      ---------------
              TOTAL FOOD & DRUG RETAILING                             $    54,779,501
                                                                      ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
              HEALTH CARE EQUIPMENT - 3.3%
     525,000  Apogent Technologies Inc.*                              $     9,544,500
     375,000  Becton, Dickinson & Co.                                      11,066,250
     425,000  Guidant Corp.*                                               12,567,250
     575,000  Sybron Dental Specialities*                                   8,308,750
                                                                      ---------------
                                                                      $    41,486,750
                                                                      ---------------
              HEALTH CARE FACILITIES - 2.5%
   1,165,000  Manor Care, Inc.*                                       $    23,032,050
     200,000  Triad Hospitals, Inc.*                                        7,300,000
                                                                      ---------------
                                                                      $    30,332,050
                                                                      ---------------
              MANAGED HEALTH CARE - 0.5%
      75,400  Wellpoint Health Networks Inc.*                         $     5,670,834
                                                                      ---------------
              TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                  $    77,489,634
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

                                       13

SHARES                                                                          VALUE
              PHARMACEUTICALS & BIOTECHNOLOGY - 2.2%
              PHARMACEUTICALS - 2.2%
   1,100,000  IVAX*                                                   $    13,805,000
     438,900  Mylan Laboratories, Inc.                                     13,812,183
                                                                      ---------------
              TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                   $    27,617,183
                                                                      ---------------
              BANKS - 10.3%
     350,000  Astoria Financial Corp.                                 $     9,163,000
     161,500  BB&T Corp.                                                    5,854,375
     350,000  Boston Private Financial Holdings, Inc.                       6,443,500
     450,000  Charter One Financial, Inc.                                  13,626,000
     300,000  Comerica, Inc.                                               13,098,000
     250,000  GreenPoint Financial Corp.                                   10,892,500
     300,000  Golden State Bancorp, Inc.                                   11,037,000
     450,000  KeyCorp                                                      10,993,500
     350,000  Marshall & Ilsley Corp.                                       9,856,000
     200,000  National City Corp.                                           5,426,000
     325,000  North Fork Bancorporation, Inc.                              12,499,500
     350,000  SouthTrust Corp.                                              8,967,000
     225,000  TCF Financial Corp.                                           9,549,000
                                                                      ---------------
              TOTAL BANKS                                             $   127,405,375
                                                                      ---------------
              DIVERSIFIED FINANCIALS - 3.3%
              CONSUMER FINANCE - 1.8%
     175,000  Countrywide Credit Industries, Inc.                     $     8,804,250
      43,600  White Mountains Insurance Group Ltd.                         14,039,636
                                                                      ---------------
                                                                      $    22,843,886
                                                                      ---------------
              DIVERSIFIED FINANCIAL SERVICES - 1.5%
     375,000  A.G. Edwards, Inc.                                      $    12,337,500
      57,600  SLM Holdings Corp.                                            5,917,824
                                                                      ---------------
                                                                      $    18,255,324
                                                                      ---------------
              TOTAL DIVERSIFIED FINANCIALS                            $    41,099,210
                                                                      ---------------
              INSURANCE - 7.8%
              INSURANCE - 1.2%
     250,000  Ambac Financial Group, Inc.                             $    15,450,000
                                                                      ---------------
              INSURANCE BROKERS - 0.5%
     236,500  Platinum Underwriter Holdings Ltd.*                     $    5,936,150
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

                                       14

SHARES                                                                          VALUE
              LIFE & HEALTH INSURANCE - 0.8%
     250,000  Jefferson - Pilot Corp.                                 $    10,037,500
                                                                      ---------------
              PROPERTY & CASUALTY INSURANCE - 5.3%
     304,310  Arch Capital Group Ltd.*                                $     8,523,723
      68,500  Markel Corp.*                                                13,870,565
     300,000  MBIA Inc.                                                    13,095,000
      57,800  Montpelier RE Holdings Ltd.*                                  1,468,120
     375,000  RenaissanceRe Holdings Ltd.                                  15,375,000
     175,000  XL Capital Ltd.                                              13,326,250
                                                                      ---------------
                                                                      $    65,658,658
                                                                      ---------------
              TOTAL INSURANCE                                         $    97,082,308
                                                                      ---------------
              SOFTWARE & SERVICES - 2.9%
              APPLICATION SOFTWARE - 2.1%
     150,000  Adobe Systems, Inc.                                     $     3,546,000
     600,000  Autodesk, Inc.                                                7,020,000
   1,200,000  Mentor Graphics Corp.*                                       11,391,600
     100,000  Symantec Corp.*                                               4,000,000
                                                                      ---------------
                                                                      $    25,957,600
                                                                      ---------------
              SYSTEMS SOFTWARE - 0.8%
     428,200  SunGard Data Systems, Inc.*                             $     9,493,194
                                                                      ---------------
              TOTAL SOFTWARE & SERVICES                               $    35,450,794
                                                                      ---------------
              TECHNOLOGY HARDWARE & DEVELOPMENT - 5.9%
              COMPUTER HARDWARE - 1.5%
     850,600  NCR Corp.*                                              $    18,917,344
                                                                      ---------------
              COMPUTER STORAGE & PERIPHERALS - 1.9%
   1,700,000  Quantum Corp - DLT & Storage Systems*                   $     5,032,000
   1,050,000  Storage Technology Corp.*                                    18,564,000
                                                                      ---------------
                                                                      $    23,596,000
                                                                      ---------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
     700,000  Waters Corp.*                                           $    17,626,000
                                                                      ---------------
              TELECOMMUNICATIONS EQUIPMENT - 1.1%
     150,000  Harris Corp.                                            $     3,957,000
   1,200,000  Tellabs, Inc.*                                                9,216,000
                                                                      ---------------
                                                                      $    13,173,000
                                                                      ---------------
              TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                 $    73,312,344
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

                                       15

SHARES                                                                          VALUE
              TELECOMMUNICATION SERVICES - 3.5%
              INTEGRATED TELECOMMUNICATION SERVICES - 3.5%
     625,000  Alltel Corp.                                            $    31,068,750
     250,000  Telephone and Data Systems, Inc.                             12,725,000
                                                                      ---------------
              TOTAL TELECOMMUNICATION SERVICES                        $    43,793,750
                                                                      ---------------
              UTILITIES - 2.4%
              ELECTRIC UTILITIES - 1.3%
     487,500  DPL, Inc.                                               $     6,737,729
     200,000  DTE Energy Co.                                                9,018,000
                                                                      ---------------
                                                                      $    15,755,729
                                                                      ---------------
              GAS UTILITIES - 1.1%
     385,000  KeySpan Energy Corp.                                    $    14,064,050
                                                                      ---------------
              TOTAL UTILITIES                                         $    29,819,779
                                                                      ---------------
              TOTAL COMMON STOCKS
              (Cost $1,152,056,221)                                   $ 1,138,204,902
                                                                      ---------------

PRINCIPAL
AMOUNT
              TEMPORARY CASH INVESTMENTS - 8.2%
              REPURCHASE AGREEMENT - 4.5%
$ 56,000,000  Credit Suisse First Boston Group, Inc., 1.84%, dated
                10/31/02, repurchase price of $56,000,000, plus
                accrued interest on 11/1/02 collateralized by
                $55,734,000 U.S. Treasury Notes, 3.625%,
                8/31/03,                                              $    56,000,000
                                                                      ---------------
              SECURITY LENDING COLLATERAL - 3.7%
  45,550,405  Securities Lending Investment Fund, 1.77%               $    45,550,405
                                                                      ---------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $101,550,405)                                     $   101,550,405
                                                                      ---------------
              TOTAL COMMON STOCKS AND
              TEMPORARY CASH INVESTMENTS - 100%
              (Cost $1,253,606,626)                                   $ 1,239,755,307
                                                                      ---------------

   The accompanying notes are an integral part of these financial statements.

 *   Non income producing security.

(a) At October 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $1,256,669,447 was as follows:

     Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost          $  111,225,966

     Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value          $ (128,140,106)
                                                                 --------------
     Net unrealized loss                                         $  (16,914,140)
                                                                 ==============

(b) At October 31, 2002, the Fund had a net capital loss carryforward of $2,834,480, which will expire in 2010 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2002 aggregated $859,860,923 and $854,448,394, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 10/31/02

ASSETS:
  Investment in securities, at value (including securities loaned of $44,328,842 and temporary cash investments of $101,550,405)
     (cost $1,253,606,626)                                             $  1,239,755,307
  Cash                                                                            5,212
  Receivables -
     Investment securities sold                                              18,448,390
     Fund shares sold                                                           728,016
     Dividends and interest                                                   1,051,430
                                                                       ----------------
       Total assets                                                    $  1,259,988,355
                                                                       ----------------

LIABILITIES:
  Payables -
     Investment securities purchased                                   $     14,996,072
     Fund shares repurchased                                                    895,483
  Upon return of securities loaned                                           45,550,405
  Due to affiliates                                                           1,588,096
  Accrued expenses                                                              298,857
                                                                       ----------------
       Total liabilities                                               $     63,328,913
                                                                       ----------------

NET ASSETS:
  Paid-in capital                                                      $  1,216,408,060
  Distributions in excess of realized gains on investments                   (5,897,299)
  Net unrealized loss on investments                                        (13,851,319)
                                                                       ----------------
       Total net assets                                                $  1,196,659,442
                                                                       ================

NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $890,856,382/52,625,390 shares)                    $          16.93
                                                                       ================
  Class B (based on $264,880,894/16,851,361 shares)                    $          15.72
                                                                       ================
  Class C (based on $34,604,655/2,216,237 shares)                      $          15.61
                                                                       ================
  Class Y (based on $6,317,511/367,167 shares)                         $          17.21
                                                                       ================

MAXIMUM OFFERING PRICE:
  Class A ($16.93 DIVIDED BY 94.25%)                                   $          17.96
                                                                       ================
  Class C ($15.61 DIVIDED BY 99.00%)                                   $          15.77
                                                                       ================

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 10/31/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $19,527)        $   15,287,642
   Interest                                                         1,204,538
   Income from securities loaned, net                                  23,628
                                                               --------------
         Total investment income                                                $   16,515,808
                                                                                --------------
EXPENSES:
   Management fees
      Basic fee                                                $    9,022,326
      Performance adjustment                                        1,335,157
   Transfer agent fees
      Class A                                                       2,396,068
      Class B                                                         969,540
      Class C                                                         138,143
      Class Y                                                           1,296
   Distribution fees
      Class A                                                       2,477,372
      Class B                                                       3,344,966
      Class C                                                         357,415
   Administrative fees                                                243,648
   Custodian fees                                                      10,672
   Registration fees                                                  109,961
   Professional fees                                                   75,381
   Printing                                                           257,520
   Fees and expenses of nonaffiliated trustees                         41,156
   Miscellaneous                                                       16,468
                                                               --------------
      Total expenses                                                            $   20,797,089
      Less fees paid indirectly                                                        (52,229)
                                                                                --------------
      Net expenses                                                              $   20,744,860
                                                                                --------------
         Net investment loss                                                    $   (4,229,052)
                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                             $      (72,238)
   Change in net unrealized gain (loss) on investments                             (87,157,976)
                                                                                --------------
      Net loss on investments                                                   $  (87,230,214)
                                                                                --------------
      Net decrease in net assets resulting from operations                      $  (91,459,266)
                                                                                --------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 10/31/02 AND 10/31/01

                                                            YEAR ENDED          YEAR ENDED
                                                             10/31/02            10/31/01
FROM OPERATIONS:
  Net investment loss                                    $     (4,229,052)   $     (2,556,513)
  Net realized gain (loss) on investments                         (72,238)         91,868,826
  Change in net unrealized gain (loss) on investments         (87,157,976)        (68,361,175)
                                                         ----------------    ----------------
      Net increase (decrease) in net assets resulting
        from operations                                  $    (91,459,266)   $     20,951,138
                                                         ----------------    ----------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
    Class A ($1.37 and $1.87 per share, respectively)    $    (65,338,533)   $    (83,967,637)
    Class B ($1.37 and $1.87 per share, respectively)         (24,922,005)        (31,398,813)
    Class C ($1.37 and $1.87 per share, respectively)          (2,256,570)         (2,293,879)
    Class Y ($1.37 and $1.87 per share, respectively)            (253,152)           (295,692)
                                                         ----------------    ----------------
      Total distributions to shareowners                 $    (92,770,260)   $   (117,956,021)
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                       $    330,084,087    $    228,721,008
  Reinvestment of distributions                                83,158,589         105,134,522
  Cost of shares repurchased                                 (317,778,908)       (261,180,435)
                                                         ----------------    ----------------
    Net increase in net assets resulting from fund
      share transactions                                 $     95,463,768    $     72,675,095
                                                         ----------------    ----------------
      Net decrease in net assets                         $    (88,765,758)   $    (24,329,788)
NET ASSETS:
  Beginning of year                                         1,285,425,200       1,309,754,988
                                                         ----------------    ----------------
  End of year (including undistributed net investment
    income of $0 and $0, respectively)                   $  1,196,659,442    $  1,285,425,200
                                                         ================    ================

                                  '02 SHARES       '02 AMOUNT      '01 SHARES      '01 AMOUNT
CLASS A
Shares sold                        12,304,750    $  237,313,372      6,963,791    $  140,618,812
Reinvestment of distributions       3,142,409        60,397,080      4,137,338        77,450,961
Less shares repurchased           (10,583,103)     (195,228,487)    (8,733,508)     (176,725,887)
                                 ------------    --------------    -----------    --------------
    Net increase                    4,864,056    $  102,481,965      2,367,621    $   41,343,887
                                 ============    ==============    ===========    ==============

CLASS B
Shares sold                         3,632,016    $   65,272,357      3,740,487    $   71,817,413
Reinvestment of distributions       1,164,794        20,943,004      1,461,241        25,922,411
Less shares repurchased            (6,188,895)     (107,434,068)    (3,904,574)      (74,477,035)
                                 ------------    --------------    -----------    --------------
    Net increase (decrease)        (1,392,085)   $  (21,218,707)     1,297,154    $   23,262,789
                                 ============    ==============    ===========    ==============

CLASS C
Shares sold                         1,305,262    $   23,389,488        790,395    $   15,085,101
Reinvestment of distributions          88,474         1,581,028         83,053         1,465,883
Less shares repurchased              (815,154)      (14,291,308)      (475,460)       (8,977,936)
                                 ------------    --------------    -----------    --------------
    Net increase                      578,582    $   10,679,208        397,988    $    7,573,048
                                 ============    ==============    ===========    ==============

CLASS Y
Shares sold                           211,074    $    4,108,870         58,278    $    1,199,682
Reinvestment of distributions          12,216           237,477         15,672           295,267
Less shares repurchased               (42,886)         (825,045)       (48,384)         (999,577)
                                 ------------    --------------    -----------    --------------
    Net increase                      180,404    $    3,521,302         25,566    $      495,372
                                 ============    ==============    ===========    ==============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 10/31/02

                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                   10/31/02         10/31/01         10/31/00
CLASS A
Net asset value, beginning of year                               $      19.29     $      20.83     $      19.90
                                                                 ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $      (0.02)    $      (0.01)    $       0.11
   Net realized and unrealized gain (loss) on investments               (0.97)            0.34             3.46
                                                                 ------------     ------------     ------------
        Net increase (decrease) from investment operations       $      (0.99)    $       0.33     $       3.57
Distributions to shareowners:
   Net investment income                                                    -                -                -
   Net realized gain                                                    (1.37)           (1.87)           (2.64)
                                                                 ------------     ------------     ------------
Net increase (decrease) in net asset value                       $      (2.36)    $      (1.54)    $       0.93
                                                                 ------------     ------------     ------------
Net asset value, end of year                                     $      16.93     $      19.29     $      20.83
                                                                 ============     ============     ============
Total return*                                                           (5.99)%           1.85%           20.00%
Ratio of net expenses to average net assets+                             1.30%            1.24%            1.13%
Ratio of net investment income (loss) to average net assets+            (0.09)%           0.01%            0.27%
Portfolio turnover rate                                                    65%              95%              70%
Net assets, end of year (in thousands)                           $    890,856     $    921,310     $    945,583
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          1.30%            1.22%            1.11%
   Net investment income (loss)                                         (0.09)%           0.03%            0.29%

                                                                  YEAR ENDED       YEAR ENDED
                                                                   10/31/99         10/31/98
CLASS A
Net asset value, beginning of year                               $      19.02     $      23.23
                                                                 ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $       0.12     $       0.08
   Net realized and unrealized gain (loss) on investments                1.70            (1.94)
                                                                 ------------     ------------
        Net increase (decrease) from investment operations       $       1.82     $      (1.86)
Distributions to shareowners:
   Net investment income                                                (0.02)           (0.10)
   Net realized gain                                                    (0.92)           (2.25)
                                                                 ------------     ------------
Net increase (decrease) in net asset value                       $       0.88     $      (4.21)
                                                                 ------------     ------------
Net asset value, end of year                                     $      19.90     $      19.02
                                                                 ============     ============
Total return*                                                           10.02%           (8.74)%
Ratio of net expenses to average net assets+                             1.18%            1.08%
Ratio of net investment income (loss) to average net assets+             0.37%            0.33%
Portfolio turnover rate                                                    75%              61%
Net assets, end of year (in thousands)                           $  1,067,562     $  1,308,335
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          1.16%            1.07%
   Net investment income (loss)                                          0.39%            0.34%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                       21

                                                                  YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                   10/31/02         10/31/01         10/31/00
CLASS B
Net asset value, beginning of year                               $      18.14     $      19.85     $      19.22
                                                                 ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment loss                                           $      (0.18)    $      (0.10)    $      (0.20)
   Net realized and unrealized gain (loss) on investments               (0.87)            0.26             3.47
                                                                 ------------     ------------     ------------
        Net increase (decrease) from investment operations       $      (1.05)    $       0.16     $       3.27
Distributions to shareowners:
   Net realized gain                                                    (1.37)           (1.87)           (2.64)
                                                                 ------------     ------------     ------------
Net increase (decrease) in net asset value                       $      (2.42)    $      (1.71)    $       0.63
                                                                 ------------     ------------     ------------
Net asset value, end of year                                     $      15.72     $      18.14     $      19.85
                                                                 ============     ============     ============
Total return*                                                           (6.75)%           1.01%           19.04%
Ratio of net expenses to average net assets+                             2.10%            2.03%            1.91%
Ratio of net investment loss to average net assets+                     (0.89)%          (0.78)%          (0.52)%
Portfolio turnover rate                                                    65%              95%              70%
Net assets, end of year (in thousands)                           $    264,881     $    330,926     $    336,301
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          2.10%            2.01%            1.90%
   Net investment loss                                                  (0.89)%          (0.76)%          (0.51)%

                                                                  YEAR ENDED       YEAR ENDED
                                                                   10/31/99         10/31/98
CLASS B
Net asset value, beginning of year                               $      18.52     $      22.73
                                                                 ------------     ------------
Increase (decrease) from investment operations:
   Net investment loss                                           $      (0.18)    $      (0.10)
   Net realized and unrealized gain (loss) on investments                1.80            (1.86)
                                                                 ------------     ------------
        Net increase (decrease) from investment operations       $       1.62     $      (1.96)
Distributions to shareowners:
   Net realized gain                                                    (0.92)           (2.25)
                                                                 ------------     ------------
Net increase (decrease) in net asset value                       $       0.70     $      (4.21)
                                                                 ------------     ------------
Net asset value, end of year                                     $      19.22     $      18.52
                                                                 ============     ============
Total return*                                                            9.17%           (9.42)%
Ratio of net expenses to average net assets+                             2.00%            1.85%
Ratio of net investment loss to average net assets+                     (0.44)%          (0.43)%
Portfolio turnover rate                                                    75%              61%
Net assets, end of year (in thousands)                           $    412,116     $    574,259
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          1.99%            1.84%
   Net investment loss                                                  (0.43)%          (0.42)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                       22

                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                   10/31/02         10/31/01         10/31/00
CLASS C
Net asset value, beginning of year                               $      18.04     $      19.76     $      19.16
                                                                 ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $      (0.16)    $       0.03     $      (0.26)
   Net realized and unrealized gain (loss) on investments               (0.90)            0.12             3.50
                                                                 ------------     ------------     ------------
        Net increase (decrease) from investment operations       $      (1.06)    $       0.15     $       3.24
Distributions to shareowners:
   Net realized gain                                                    (1.37)           (1.87)           (2.64)
                                                                 ------------     ------------     ------------
Net increase (decrease) in net asset value                       $      (2.43)    $      (1.72)    $       0.60
                                                                 ------------     ------------     ------------
Net asset value, end of year                                     $      15.61     $      18.04     $      19.76
                                                                 ============     ============     ============
Total return*                                                           (6.85)%           0.96%           18.92%
Ratio of net expenses to average net assets+                             2.20%            2.11%            2.01%
Ratio of net investment loss to average net assets+                     (0.99)%          (0.86)%          (0.61)%
Portfolio turnover rate                                                    65%              95%              70%
Net assets, end of year (in thousands)                           $     34,605     $     29,547     $     24,495
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          2.20%            2.09%            1.98%
   Net investment loss                                                  (0.99)%          (0.84)%          (0.58)%

                                                                  YEAR ENDED       YEAR ENDED
                                                                   10/31/99         10/31/98
CLASS C
Net asset value, beginning of year                               $      18.49     $      22.69
                                                                 ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $      (0.21)    $      (0.09)
   Net realized and unrealized gain (loss) on investments                1.80            (1.86)
                                                                 ------------     ------------
        Net increase (decrease) from investment operations       $       1.59     $      (1.95)
Distributions to shareowners:
   Net realized gain                                                    (0.92)           (2.25)
                                                                 ------------     ------------
Net increase (decrease) in net asset value                       $       0.67     $      (4.20)
                                                                 ------------     ------------
Net asset value, end of year                                     $      19.16     $      18.49
                                                                 ============     ============
Total return*                                                            9.02%           (9.38)%
Ratio of net expenses to average net assets+                             2.09%            1.84%
Ratio of net investment loss to average net assets+                     (0.52)%          (0.43)%
Portfolio turnover rate                                                    75%              61%
Net assets, end of year (in thousands)                           $     32,373     $     49,842
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          2.07%            1.83%
   Net investment loss                                                  (0.50)%          (0.42)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                       23

                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                   10/31/02         10/31/01         10/31/00
CLASS Y
Net asset value, beginning of period                             $      19.50     $      20.94     $      19.91
                                                                 ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income                                         $       0.06     $       0.07     $       0.20
   Net realized and unrealized gain (loss) on investments               (0.98)            0.36             3.47
                                                                 ------------     ------------     ------------
        Net increase (decrease) from investment operations       $      (0.92)    $       0.43     $       3.67
Distributions to shareowners:
   Net investment income                                                    -                -                -
   Net realized gain                                                    (1.37)           (1.87)           (2.64)
                                                                 ------------     ------------     ------------
Net increase (decrease) in net asset value                       $      (2.29)    $      (1.44)    $       1.03
                                                                 ------------     ------------     ------------
Net asset value, end of period                                   $      17.21     $      19.50     $      20.94
                                                                 ============     ============     ============
Total return*                                                           (5.54)%           2.36%           20.56%
Ratio of net expenses to average net assets+                             0.84%            0.76%            0.63%
Ratio of net investment income to average net assets+                    0.37%            0.49%            0.77%
Portfolio turnover rate                                                    65%              95%              70%
Net assets, end of period (in thousands)                         $      6,318     $      3,642     $      3,376
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          0.83%            0.75%            0.61%
   Net investment income                                                 0.38%            0.50%            0.79%

                                                                  YEAR ENDED        7/2/98 TO
                                                                   10/31/99         10/31/98
CLASS Y
Net asset value, beginning of period                             $      19.06     $      23.00
                                                                 ------------     ------------
Increase (decrease) from investment operations:
   Net investment income                                         $       0.19     $       0.04
   Net realized and unrealized gain (loss) on investments                1.72            (3.98)
                                                                 ------------     ------------
        Net increase (decrease) from investment operations       $       1.91     $      (3.94)
Distributions to shareowners:
   Net investment income                                                (0.14)               -
   Net realized gain                                                    (0.92)               -
                                                                 ------------     ------------
Net increase (decrease) in net asset value                       $       0.85     $      (3.94)
                                                                 ------------     ------------
Net asset value, end of period                                   $      19.91     $      19.06
                                                                 ============     ============
Total return*                                                           10.54%          (17.13)%
Ratio of net expenses to average net assets+                             0.66%            0.79%**
Ratio of net investment income to average net assets+                    0.88%            0.68%**
Portfolio turnover rate                                                    75%              61%
Net assets, end of period (in thousands)                         $      3,976     $      3,993
Ratios with reduction for fees paid indirectly:
   Net expenses                                                          0.65%            0.78%**
   Net investment income                                                 0.89%            0.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 10/31/02

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Mid Cap Value Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in distributions in excess of realized gains on investments is $219,407 of class action settlements received by the Fund during the year ended October 31, 2002.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2002 the Fund has reclassified $4,229,052 to decrease accumulated net investment loss, $13,714 to decrease accumulated realized loss on investments and $4,242,766 to decrease paid-in capital. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended October 31, 2002, and 2001 were as follows:

                                                        2002                2001
                                                ------------       -------------
Distributions paid from:
Ordinary income                                 $          -       $  21,889,523
Long-term capital gain                            92,770,260          96,066,498
                                                ============       =============
Total                                           $ 92,770,260       $ 117,956,021
                                                ============       =============

     The following shows components of distributable earnings on a federal income tax basis at October 31, 2002. These amounts do not include the capital loss carryforward.

                                                                            2002
                                                                   -------------
Undistributed ordinary income                                      $           -
Undistributed long-term gain                                                   -
Unrealized depreciation                                              (16,914,140)
                                                                   =============
Total                                                              $ (16,914,140)

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $212,266 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2002.

D.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares bear different transfer agent and distribution fees.

E.   SECURITY LENDING

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

F.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million, and 0.625% of the excess over $1 billion. Effective May 1, 2001, the basic fee became subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index. For the year ended October 31, 2002, the aggregate performance adjustment resulted in a increase to the basic fee of $1,335,157. The management fee was equivalent to .76% of average daily net assets for the period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2002, $855,783 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $256,316 in transfer agent fees payable to PIMSS at October 31, 2002.

4.   DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $475,997 in distribution fees payable to PFD at October 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2002, CDSCs in the amount of $313,306 were paid to PFD by redeeming shareowners.

5.   EXPENSE OFFSETS

The Fund has entered into expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $52,229 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2002, the Fund had no borrowings under this agreement.

7.   CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREOWNERS OF PIONEER MID CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value Fund (the "Fund") as of October 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the four years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report dated December 7, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2002

                            THIS PAGE FOR YOUR NOTES.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 53 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS      POSITION HELD             TERM OF OFFICE/LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DURING PAST FIVE YEARS
John F. Cogan, Jr. (76)*   Chairman of the Board,    Trustee since 1990.                 Deputy Chairman and a
Director of Pioneer
                           Trustee and President     Serves until retirement or          Global Asset Management
S.p.A. (PGAM);
                                                     removal.                            Non-Executive Chairman
and a Director of
                                                                                         Pioneer Investment
Management USA Inc.
                                                                                         (PIM-USA); Chairman and
a Director of
                                                                                         Pioneer; President of
all of the Pioneer
                                                                                         Funds; and Of Counsel
(since 2000, Partner
                                                                                         prior to 2000), Hale and
Dorr LLP (counsel
                                                                                         to PIM- USA and the
Pioneer Funds)

Daniel T. Geraci (45)**    Trustee and               Trustee since October, 2001.        Director and CEO-US of
PGAM since November
                           Executive Vice President  Serves until retirement or          2001; Director, Chief
Executive Officer and
                                                     removal.                            President of PIM-USA
since October 2001;
                                                                                         Director of Pioneer
Investment Management
                                                                                         Shareholder Services,
Inc. since October
                                                                                         2001; President and a
Director of Pioneer,
                                                                                         Pioneer Funds
Distributor, Inc. (PFD)
                                                                                         (Chairman) and Pioneer
International
                                                                                         Corporation since
October 2001; Executive
                                                                                         Vice President of all of
the Pioneer Funds
                                                                                         since October 2001;
President of Fidelity
                                                                                         Private Wealth
Management Group from 2000
                                                                                         through October 2001;
and Executive Vice
                                                                                         President--Distribution
and Marketing of
                                                                                         Fidelity Investments
Institutional Services
                                                                                         and Fidelity Investments
Canada Ltd. prior
                                                                                         to 2000

NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS HELD
John F. Cogan, Jr. (76)*   Director of Harbor Global Company, Ltd.

Daniel T. Geraci (45)**    None

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS            POSITION HELD        TERM OF OFFICE/LENGTH OF SERVICE   PRINCIPAL OCCUPATION
DURING PAST FIVE YEARS
Mary K. Bush (54)                Trustee              Trustee since 1997.                President, Bush & Co.
(international
3509 Woodbine Street                                  Serves until retirement or         financial  advisory firm)
Chevy Chase, MD 20815                                 removal.

Richard H. Egdahl, M.D. (76)     Trustee              Trustee since 1992.                Alexander Graham Bell
Professor of Health
Boston University Healthcare                          Serves until retirement or         Care Entrepreneurship,
Boston University;
Entrepreneurship Program,                             removal.                           Professor of Management,
Boston University
53 Bay State Road,                                                                       School of Management;
Professor of Public
Boston, MA 02215                                                                         Health, Boston
University School of Public
                                                                                         Health; Professor of
Surgery, Boston
                                                                                         University School of
Medicine; University
                                                                                         Professor, Boston
University

Margaret B.W. Graham (55)        Trustee              Trustee since 1990.                Founding Director, The
Winthrop Group, Inc.
1001 Sherbrooke Street West,                          Serves until retirement or         (consulting firm);
Professor of Management,
Montreal, Quebec, Canada                              removal.                           Faculty of Management,
McGill University

Marguerite A. Piret (54)         Trustee              Trustee since 1990.                President, Newbury,
Piret & Company, Inc.
One Boston Place, 26th Floor,                         Serves until retirement or         (merchant banking firm)
Boston, MA 02108                                      removal.

NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS HELD
Mary K. Bush (54)                Director and/or Trustee of Brady Corporation
3509 Woodbine Street             (industrial identification and specialty
Chevy Chase, MD 20815            coated material products manufacturer),
                                 Mastec Inc. (communications and energy
                                 infrastructure), Mortgage Guaranty Insurance
                                 Corporation, R.J. Reynolds Tobacco Holdings,
                                 Inc. (tobacco) and Student Loan Marketing
                                 Association (secondary marketing of student
                                 loans)

Richard H. Egdahl, M.D. (76)     None
Boston University Healthcare
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

Margaret B.W. Graham (55)        None
1001 Sherbrooke Street West,
Montreal, Quebec, Canada

Marguerite A. Piret (54)         Director, Organogenesis Inc. (tissue
One Boston Place, 26th Floor,    engineering company)
Boston, MA 02108

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS     POSITION HELD         TERM OF OFFICE/LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING
PAST FIVE YEARS
Stephen K. West (74)      Trustee               Trustee since 1993.                Of Counsel, Sullivan &
Cromwell (law firm)
125 Broad Street,                               Serves until retirement or
New York, NY 10004                              removal.

John Winthrop (66)        Trustee               Trustee since 1990.                President, John Winthrop &
Co., Inc. (private
One North Adgers Wharf,                         Serves until retirement or         investment firm)
Charleston, SC 29401                            removal.

NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS HELD
Stephen K. West (74)       Director, Dresdner RCM Global Strategic
125 Broad Street,          Income Fund, Inc. and The Swiss Helvetia
New York, NY 10004         Fund, Inc. (closed-ended investment
                           companies), AMVESCAP PLC (investment
                           managers) and First ING Life Insurance
                           Company of New York

John Winthrop (66)         Director of NUI Corp. (energy sales, services
One North Adgers Wharf,    and distribution)
Charleston, SC 29401

FUND OFFICERS

NAME, AGE AND ADDRESS     POSITION HELD         TERM OF OFFICE/LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING
PAST FIVE YEARS
Joseph P. Barri (56)      Secretary             Since 1990.                        Partner, Hale and Dorr LLP;
Secretary of all
                                                Serves at the discretion of        of the Pioneer Funds
                                                Board.

Dorothy E. Bourassa (54)  Assistant Secretary   Since November, 2000.              Secretary of PIM-USA: Senior
Vice President-
                                                Serves at the discretion of        Legal of Pioneer; and
Secretary/Clerk of most
                                                Board.                             of PIM-USA's subsidiaries
since October 2000;
                                                                                   Assistant Secretary of all of
the Pioneer
                                                                                   Funds since November 2000;
Senior Counsel,
                                                                                   Assistant Vice President and
Director of
                                                                                   Compliance of PIM-USA from
April 1998 through
                                                                                   October 2000; Vice President
and Assistant
                                                                                   General Counsel, First Union
Corporation from
                                                                                   December 1996 through March
1998

Vincent Nave (57)         Treasurer             Since November, 2000.              Vice President-Fund Accounting
and Custody
                                                Serves at the discretion of        Services of Pioneer (Manager
from September
                                                Board.                             1996 to February 1999); and
Treasurer of all
                                                                                   of the Pioneer Funds
(Assistant Treasurer
                                                                                   from June 1999 to November
2000)

Luis I. Presutti (37)     Assistant Treasurer   Since November, 2000.              Assistant Vice President-Fund
Accounting,
                                                Serves at the discretion of        Administration and Custody
Services of
                                                Board.                             Pioneer (Fund Accounting
Manager from 1994 to
                                                                                   1999); and Assistant Treasurer
of all of the
                                                                                   Pioneer Funds since November
2000

Gary Sullivan (44)        Assistant Treasurer   Since May, 2002.                   Fund Accounting Manager-Fund
Accounting,
                                                Serves at the discretion of        Administration and Custody
Services of
                                                Board.                             Pioneer since 1997; and
Assistant Treasurer
                                                                                   of all of the Pioneer Funds
since May 2002

Alan Janson (31)          Assistant Treasurer   Since July, 2002.                  Manager, Valuation Risk and
Information
                                                Serves at the discretion of        Technology-Fund Accounting,
Administration
                                                Board.                             and Custody Services of
Pioneer since March
                                                                                   2002, and Assistant Treasurer
of all of the
                                                                                   Pioneer funds since July 2002.
Manager,
                                                                                   Valuation Risk and Performance
Reporting of
                                                                                   Pioneer from June 2000 to
February 2002;
                                                                                   member of Pioneer Pricing
Group from 1996 to
                                                                                   2000 (promoted to Manager in
1998)

NAME, AGE AND ADDRESS     OTHER DIRECTORSHIPS HELD
Joseph P. Barri (56)      None

Dorothy E. Bourassa (54)  None

Vincent Nave (57)         None

Luis I. Presutti (37)     None

Gary Sullivan (44)        None

Alan Janson (31)          None

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                12479-00-1202
60 STATE STREET                         (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                 UNDERWRITER OF PIONEER MUTUAL FUNDS,
www.pioneerfunds.com                                                 MEMBER SIPC
                                             [GRAPHIC] PRINTED ON RECYCLED PAPER